SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

March 19, 2004

[$736,520,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CLASSES A1, A1A, A2, A2A, A3, A3A, M1, M2, M3, M4, M5, M6 & M7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator & Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE3

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Duration(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	212,400,000	Super Senior / FLT	AAA/AAA/Aaa	2.23	2.20	7/2004	1/2011
A1A (3)	23,600,000	Senior Supp/ FLT	AAA/AAA/Aaa	5.46	5.27	1/2008	1/2011
A2 (3)	197,100,000	Super Senior / FLT	AAA/AAA/Aaa	2.51	2.46	7/2004	1/2011
A2A (3)	21,900,000	Senior Sup / FLT	AAA/AAA/Aaa	2.51	2.46	7/2004	1/2011
A3 (3)	101,600,000	Senior / FLT	AAA/AAA/Aaa	1.50	1.50	7/2004	2/2007
A3A (3)	43,400,000	Senior / FLT	AAA/AAA/Aaa	4.74	4.61	2/2007	1/2011
M1 (3)	49,880,000	Mezz / FLT	AA/AA/Aa2	4.71	4.55	10/2007	1/2011
M2 (3)	40,130,000	Mezz / FLT	A/A/A2	4.65	4.42	8/2007	1/2011
M3 (3)	10,880,000	Mezz / FLT	A-/A-/A3	4.62	4.36	8/2007	1/2011
M4 (3)	9,380,000	Mezz / FLT	BBB+/BBB+/Baa1	4.62	4.33	8/2007	1/2011
M5 (3)	10,500,000	Mezz / FLT	BBB/BBB/Baa2	4.61	4.30	7/2007	1/2011
M6 (3)	7,880,000	Mezz / FLT	BBB-/BBB-/Baa3	4.60	4.17	7/2007	1/2011
M7 (3)	7,870,000	Mezz / FLT	BB+/BB+/Ba1	4.54	4.03	7/2007	1/2011
Total	736,520,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, and Class M6 Certificates will increase by 1.5x and the margin on the Class M7 Certificates will remain unchanged, in each case after the first distribution date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Summary of Terms

Cut-off Date:	June 1, 2004
Expected Pricing:	On or about March [23], 2004
Mortgage Originator:	Option One Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	June 4, 2004 (the “Closing Date")
Servicer:	Option One Mortgage Corporation
Trustee:	Wells Fargo Bank Minnesota, N.A.
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A1, Class A1A, Class A2, Class A2A, Class A3, Class A3A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on July 26, 2004.
Interest Accrual:

Interest on the Class A1, Class A1A, Class A2, Class A2A, Class A3, Class A3A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates will accrue for the period beginning on the prior Distribution Date and ending on the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class B-IO Certificates will accrue from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of the Offered Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Servicing Fee:

Approximately 0.30% of the aggregate principal balance of the mortgage loans for the first 10 months following the month of the Closing Date, approximately 0.40% of the aggregate principal balance of the mortgage loans for months 11 through 30 following the month of the Closing Date, approximately 0.65% of the aggregate principal balance of the mortgage loans for months 31 and thereafter following the month of the Closing Date.

Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	[The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans (subject to change).]
Certificate Rating:

[It is a condition to the issuance of the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's and  that the Class M7 Certificates receive a rating of "BB+" from S&P, "BB+" from Fitch and "Ba1" from Moody's.]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable state law.   It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost” as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 115% PPC (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter) ARM: 100% PPC (4% - 35% CPR over 24 months, remaining at 35% CPR thereafter)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Certificates:

Group I Certificates:  Class A1 and Class A1A Certificates

Group II Certificates:  Class A2 and Class A2A Certificates

Group III Certificates: Class A3 Class A3A Certificates

Class A Certificates:  Class A1, Class A1A, Class A2, Class A2A, Class A3, and Class A3A Certificates

Class M Certificates:  Class M1 Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates current interest plus unpaid interest shortfalls, if any; subject to the provisions described herein.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

To the Class M6 Certificates current interest.

8.

Pari-Passu to the Class M7 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates and the Class A1A Certificates will be paid the Class A1 Percentage of the principal remittance amount sequentially, first to the Class A1 Certificates, until their balance has been reduced to zero, and then to the Class A1A Certificates, until their balance has been reduced to zero; the Class A2 Certificates and the Class A2A Certificates will be paid the Class A2 Percentage of the principal remittance amount, pro rata, until their balance has been reduced to zero; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 2 Mortgage Loans, sequentially to the Class A2 and Class A2A Certificates, in that order, until their balance has been reduced to zero; and the Class A3 Certificates and the Class A3A Certificates will be paid the Class A3 Percentage of the principal remittance amount sequentially, to the Class A3 Certificates and Class A3A Certificates, in that order, until their balance has been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates sequentially to zero.

Principal Distributions:

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (“the Class A Principal Distribution Amount”).  The Class A1 Certificates and the Class A1A Certificates will be paid the Class A1 Percentage of the Class A Principal Distribution Amount, pro rata; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 1 Mortgage Loans, sequentially to the Class A1 and Class A1A Certificates, in that order, until their balance has been reduced to zero; the Class A2 Certificates and the Class A2A Certificates will be paid to the Class A2 Percentage of the Class A Principal Distribution Amount, pro rata; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 2 Mortgage Loans sequentially to the Class A2 and Class A2A Certificates, in that order, until their balance has been reduced to zero; and the Class A3 Certificates and Class A3A Certificates will be paid the Class A3 Percentage of the Class A Principal Distribution Amount, sequentially, until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

8.

Pay the Class M7 Certificates to their targeted enhancement level.

Class A1A Certificates:

The Class A1A Certificates, before the Stepdown Date or if a Trigger Event exists, will receive principal payments after the Class A1 Certificates have been reduced to zero.  After the Stepdown Date and if a Trigger Event does not exist, the Class A1 Certificates and Class A1A Certificates will be paid pro rata; provided however, that on any Distribution Date on or after which the Subordinate Certificates have been reduced to zero and the Excess Interest and Overcollateralization Amounts for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 1 Mortgage Loans, sequentially to the Class A1 and Class A1A Certificates, in that order, until their balance has been reduced to zero.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed first by the Class A1A Certificates and then the Class A1 Certificates.

Class A2A Certificates:

The Class A2A Certificates will receive principal payments pro rata with Class A2 Certificates but will act as a first loss certificate.  In the event that losses reach the Class A Certificates, the losses allocated to the Group II Certificates will be absorbed first by the Class A2A Certificates and then the Class A2 Certificates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Class A1 Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Class A3 Percentage:	The principal remittance amount for the Group III Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Except with respect to the first Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates and then Unpaid Interest Shortfalls Pari-Passu to the Class M7 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M7 Certificates

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, then to the Class M6 Certificates, and then Pari-Passu to the Class M7 Certificates and the Class B-IO Certificates.

5.

Carry Forward Amount first concurrently to the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates and the Class M7 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

with respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fee;

b)

with respect to the Offered Certificates for the first Distribution Date only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at approximately [1.80%] of the aggregate principal balance of the mortgage loans as of the cut off date, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [3.60%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in July 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [40.00%].

Credit Enhancement:
Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A1A, Class A2, Class A2A, Class A3 and Class A3A Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will increase by 1.5x and the margin on Class M7 Certificates will remain unchanged.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be the lesser of (x) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date and (y) the approximate amount specified below.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in [August 2004].  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in [February 2007].

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	[N/A]	[N/A]	[N/A]	17	[542,874,223]	[6.52]	[9.25]
2	[730,000,634]	[6.62]	[9.25]	18	[526,972,706]	[6.65]	[9.25]
3	[722,541,719]	[6.62]	[9.25]	19	[510,890,300]	[6.52]	[9.25]
4	[714,196,567]	[6.75]	[9.25]	20	[494,663,108]	[6.52]	[9.25]
5	[704,962,020]	[6.62]	[9.25]	21	[478,329,584]	[8.50]	[9.25]
6	[694,858,442]	[6.75]	[9.25]	22	[462,260,978]	[8.27]	[9.25]
7	[683,909,681]	[6.62]	[9.25]	23	[446,731,769]	[8.51]	[9.25]
8	[672,143,014]	[6.61]	[9.25]	24	[431,723,472]	[8.26]	[9.25]
9	[659,589,062]	[7.10]	[9.25]	25	[417,218,254]	[8.50]	[9.25]
10	[646,301,608]	[6.61]	[9.25]	26	[403,198,902]	[8.24]	[9.25]
11	[632,587,545]	[6.64]	[9.25]	27	[389,648,798]	[8.65]	[9.25]
12	[618,471,957]	[6.51]	[9.25]	28	[376,551,902]	[9.10]	[9.25]
13	[603,981,811]	[6.64]	[9.25]	29	[363,892,731]	[8.80]	[9.25]
14	[589,145,832]	[6.51]	[9.25]	30	[351,656,336]	[9.09]	[9.25]
15	[573,994,373]	[6.53]	[9.25]	31	[339,828,289]	[8.54]	[9.25]
16	[558,559,551]	[6.66]	[9.25]	32	[328,394,659]	[8.53]	[9.25]

Unrated Class B-IO: (Non-Offered Class)

The Class B-IO Coupon for the first Distribution Date will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will equal approximately [$100,000,000] for the first Distribution Date and $0 thereafter.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
July 2007 – June 2008	[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
July 2008 – June 2009	[4.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
July 2009 – June 2010	[5.75]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
July 2010 and thereafter	[6.50]%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Bond Sensitivity Tables

To Maturity

Class A-1

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.20	4.58	3.27	2.37	1.69	1.40	1.25
Mod Durn	15.22	4.36	3.17	2.33	1.68	1.40	1.25
Principal Window	Jul04 - Feb34	Jul04 - Sep29	Jul04 - Dec23	Jul04 - Jun19	Jul04 - Apr16	Jul04 - Feb07	Jul04 - Sep06

Class A-1A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.77	9.63	6.76	6.40	6.60	4.06	2.53
Mod Durn	21.53	8.90	6.40	6.11	6.30	3.93	2.50
Principal Window	Aug25 - Feb34	Oct08 - Sep29	Jul07 - Dec23	Jan08 - Jun19	Oct08 - Apr16	Feb07 - Feb14	Sep06 - Feb07

Class A-2

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.66	4.98	3.54	2.70	2.11	1.60	1.35
Mod Durn	15.52	4.73	3.42	2.64	2.08	1.59	1.34
Principal Window	Jul04 - Jan34	Jul04 - Jun29	Jul04 - Aug23	Jul04 - Jan19	Jul04 - Nov15	Jul04 - Sep13	Jul04 - Feb07

Class A-2A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.66	4.98	3.54	2.70	2.11	1.60	1.35
Mod Durn	15.38	4.71	3.41	2.63	2.07	1.59	1.34
Principal Window	Jul04 - Jan34	Jul04 - Jun29	Jul04 - Aug23	Jul04 - Jan19	Jul04 - Nov15	Jul04 - Sep13	Jul04 - Feb07

Class A-3

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	14.32	2.51	1.86	1.50	1.28	1.13	1.02
Mod Durn	13.01	2.48	1.85	1.50	1.28	1.13	1.02
Principal Window	Jul04 - Dec27	Jul04 - Oct09	Jul04 - Mar08	Jul04 - Feb07	Jul04 - Sep06	Jul04 - May06	Jul04 - Feb06

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Class A-3A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	26.84	10.00	6.94	5.16	3.80	2.49	2.15
Mod Durn	22.49	9.31	6.61	4.99	3.71	2.47	2.14
Principal Window	Dec27 - Feb34	Oct09 - Jan27	Mar08 - Jan21	Feb07 - Feb17	Sep06 - Apr14	May06 - Nov11	Feb06 - Jan07

Class M-1

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.78	9.43	6.56	5.17	4.71	5.32	4.86
Mod Durn	21.19	8.68	6.20	4.96	4.55	5.12	4.70
Principal Window	Aug25 - Dec33	Oct08 - Sep26	Jul07 - Oct20	Oct07 - Oct16	Feb08 - Feb14	Aug08 - Apr12	Feb07 - Jun12

Class M-2

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.77	9.36	6.50	5.06	4.39	4.21	3.74
Mod Durn	19.68	8.34	6.00	4.76	4.18	4.03	3.60
Principal Window	Aug25 - Nov33	Oct08 - Feb25	Jul07 - May19	Aug07 - Aug15	Oct07 - Mar13	Dec07 - Jul11	Aug07 - May10

Class M3

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.76	9.26	6.42	4.97	4.25	3.93	3.45
Mod Durn	19.08	8.16	5.88	4.66	4.03	3.75	3.31
Principal Window	Aug25 - Aug33	Oct08 - Dec22	Jul07 - Jun17	Aug07 - Mar14	Sep07 - Feb12	Nov07 - Aug10	Jul07 - Aug09

Class M4

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.75	9.19	6.36	4.93	4.20	3.84	3.36
Mod Durn	18.62	8.02	5.79	4.59	3.96	3.65	3.21
Principal Window	Aug25 - Jul33	Oct08 - Jan22	Jul07 - Sep16	Aug07 - Aug13	Sep07 - Sep11	Oct07 - Apr10	Jun07 - Apr09

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Class M5

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.73	9.07	6.28	4.85	4.11	3.74	3.26
Mod Durn	18.28	7.88	5.69	4.50	3.87	3.55	3.12
Principal Window	Aug25 - May33	Oct08 - Jan21	Jul07 - Dec15	Jul07 - Jan13	Aug07 - Mar11	Sep07 - Dec09	May07 - Jan09

Class M6

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.69	8.87	6.13	4.73	4.02	3.63	3.16
Mod Durn	16.16	7.33	5.36	4.27	3.69	3.37	2.96
Principal Window	Aug25 - Feb33	Oct08 - Jul19	Jul07 - Nov14	Jul07 - Mar12	Aug07 - Jul10	Aug07 - Jun09	Apr07 - Aug08

Class M7

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.60	8.52	5.88	4.55	3.84	3.50	3.05
Mod Durn	14.84	6.86	5.05	4.04	3.48	3.20	2.82
Principal Window	Aug25 - Oct32	Oct08 - Dec17	Jul07 - Sep13	Jul07 - May11	Jul07 - Nov09	Jul07 - Nov08	Mar07 - Mar08

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Bond Sensitivity Tables

To Call

Class A-1

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.15	4.27	3.02	2.23	1.66	1.40	1.25
Mod Durn	15.18	4.11	2.95	2.20	1.65	1.40	1.25
Principal Window	Jul04 - Jul32	Jul04 - Apr17	Jul04 - Mar13	Jul04 - Jan11	Jul04 - Aug09	Jul04 - Feb07	Jul04 - Sep06

Class A-1A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	8.65	5.98	5.46	5.08	3.19	2.53
Mod Durn	21.42	8.12	5.73	5.27	4.93	3.14	2.50
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Jan08 - Jan11	Oct08 - Aug09	Feb07 - Sep08	Sep06 - Feb07

Class A-2

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.61	4.65	3.27	2.51	1.96	1.55	1.35
Mod Durn	15.49	4.45	3.19	2.46	1.94	1.54	1.34
Principal Window	Jul04 - Jul32	Jul04 - Apr17	Jul04 - Mar13	Jul04 - Jan11	Jul04 - Aug09	Jul04 - Sep08	Jul04 - Feb07

Class A-2A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.61	4.65	3.27	2.51	1.96	1.55	1.35
Mod Durn	15.34	4.44	3.18	2.46	1.94	1.54	1.34
Principal Window	Jul04 - Jul32	Jul04 - Apr17	Jul04 - Mar13	Jul04 - Jan11	Jul04 - Aug09	Jul04 - Sep08	Jul04 - Feb07

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Class A-3

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	14.32	2.51	1.86	1.50	1.28	1.13	1.02
Mod Durn	13.01	2.48	1.85	1.50	1.28	1.13	1.02
Principal Window	Jul04 - Dec27	Jul04 - Oct09	Jul04 - Mar08	Jul04 - Feb07	Jul04 - Sep06	Jul04 - May06	Jul04 - Feb06

Class A-3A

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	26.61	9.27	6.38	4.74	3.48	2.47	2.15
Mod Durn	22.33	8.71	6.12	4.61	3.41	2.45	2.14
Principal Window	Dec27 - Jul32	Oct09 - Apr17	Mar08 - Mar13	Feb07 - Jan11	Sep06 - Aug09	May06 - Sep08	Feb06 - Jan07

Class M-1

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.71	4.34	4.30	3.46
Mod Durn	21.09	8.04	5.67	4.55	4.22	4.19	3.39
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Oct07 - Jan11	Feb08 - Aug09	Aug08 - Sep08	Feb07 - Dec07

Class M-2

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.65	4.07	3.95	3.47
Mod Durn	19.60	7.80	5.55	4.42	3.90	3.80	3.36
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Aug07 - Jan11	Oct07 - Aug09	Dec07 - Sep08	Aug07 - Dec07

Class M3

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.62	3.98	3.72	3.26
Mod Durn	19.01	7.70	5.50	4.36	3.79	3.56	3.14
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Aug07 - Jan11	Sep07 - Aug09	Nov07 - Sep08	Jul07 - Dec07

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Class M4

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.62	3.95	3.65	3.19
Mod Durn	18.55	7.62	5.46	4.33	3.75	3.49	3.06
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Aug07 - Jan11	Sep07 - Aug09	Oct07 - Sep08	Jun07 - Dec07

Class M5

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.61	3.92	3.60	3.14
Mod Durn	18.23	7.57	5.43	4.30	3.71	3.42	3.00
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Jul07 - Jan11	Aug07 - Aug09	Sep07 - Sep08	May07 - Dec07

Class M6

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.62	8.62	5.94	4.60	3.91	3.55	3.09
Mod Durn	16.13	7.18	5.22	4.17	3.61	3.30	2.90
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Jul07 - Jan11	Aug07 - Aug09	Aug07 - Sep08	Apr07 - Dec07

Class M7

Fixed	0% PPC	57.50% PPC	86.25% PPC	115% PPC	143.75% PPC	172.50% PPC	201.25% PPC
ARMs	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.59	8.50	5.86	4.54	3.83	3.49	3.04
Mod Durn	14.84	6.85	5.04	4.03	3.48	3.20	2.81
Principal Window	Aug25 - Jul32	Oct08 - Apr17	Jul07 - Mar13	Jul07 - Jan11	Jul07 - Aug09	Jul07 - Sep08	Mar07 - Dec07

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BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Floating Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	24.6	19.88%	21.7	18.34%
Class M-2	16.7	15.27%	13.9	13.35%
Class M-3	14.8	13.97%	12.1	11.99%
Class M-4	13.3	12.88%	10.6	10.80%
Class M-5	11.6	11.58%	9.0	9.45%
Class M-6	10.4	10.61%	7.8	8.38%
Class M-7	9.3	9.69%	6.9	7.55%

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	Jul25,04	3.56	3.56	41	Nov25,07	4.59	3.33
2	Aug25,04	5.28	5.25	42	Dec25,07	4.65	3.18
3	Sep25,04	5.28	5.21	43	Jan25,08	4.60	3.13
4	Oct25,04	5.32	5.28	44	Feb25,08	4.61	3.03
5	Nov25,04	5.27	5.18	45	Mar25,08	4.72	3.43
6	Dec25,04	5.32	5.03	46	Apr25,08	4.61	3.14
7	Jan25,05	5.27	5.10	47	May25,08	4.67	3.30
8	Feb25,05	5.26	4.97	48	Jun25,08	4.61	2.91
9	Mar25,05	5.41	5.16	49	Jul25,08	4.67	3.19
10	Apr25,05	5.25	4.80	50	Aug25,08	4.62	2.93
11	May25,05	5.20	4.76	51	Sep25,08	4.62	3.01
12	Jun25,05	5.15	4.59	52	Oct25,08	4.67	3.19
13	Jul25,05	5.19	4.62	53	Nov25,08	4.62	3.03
14	Aug25,05	5.14	4.36	54	Dec25,08	4.68	2.96
15	Sep25,05	5.13	4.33	55	Jan25,09	4.62	2.93
16	Oct25,05	5.18	4.22	56	Feb25,09	4.62	2.82
17	Nov25,05	5.12	4.02	57	Mar25,09	4.79	3.40
18	Dec25,05	5.16	3.87	58	Apr25,09	4.63	2.91
19	Jan25,06	5.11	3.73	59	May25,09	4.68	3.08
20	Feb25,06	5.10	3.56	60	Jun25,09	4.63	2.67
21	Mar25,06	5.19	4.19	61	Jul25,09	4.69	2.98
22	Apr25,06	5.02	3.96	62	Aug25,09	4.63	2.70
23	May25,06	5.07	4.00	63	Sep25,09	4.63	2.77
24	Jun25,06	5.00	3.67	64	Oct25,09	4.69	2.95
25	Jul25,06	5.05	3.83	65	Nov25,09	4.64	2.80
26	Aug25,06	4.99	3.59	66	Dec25,09	4.69	2.72
27	Sep25,06	4.97	3.71	67	Jan25,10	4.64	2.70
28	Oct25,06	5.02	3.77	68	Feb25,10	4.64	2.60
29	Nov25,06	4.95	3.75	69	Mar25,10	4.81	3.19
30	Dec25,06	5.00	3.60	70	Apr25,10	4.65	2.66
31	Jan25,07	4.68	3.27	71	May25,10	4.71	2.88
32	Feb25,07	4.67	3.16	72	Jun25,10	4.66	2.46
33	Mar25,07	4.86	3.75	73	Jul25,10	4.73	2.82
34	Apr25,07	4.55	3.38	74	Aug25,10	4.68	2.55
35	May25,07	4.59	3.49	75	Sep25,10	4.69	2.62
36	Jun25,07	4.52	3.13	76	Oct25,10	4.75	2.80
37	Jul25,07	4.57	3.34	77	Nov25,10	4.70	2.66
38	Aug25,07	4.53	3.08	78	Dec25,10	4.76	2.60
39	Sep25,07	4.56	3.21	79	Jan25,11	4.72	2.61
40	Oct25,07	4.64	3.33	80	Feb25,11	4.37	2.19

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fee), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	Jul25,04	NA	41	Nov25,07	10.01
2	Aug25,04	9.25	42	Dec25,07	10.33
3	Sep25,04	9.25	43	Jan25,08	9.98
4	Oct25,04	9.25	44	Feb25,08	9.97
5	Nov25,04	9.25	45	Mar25,08	10.67
6	Dec25,04	9.25	46	Apr25,08	10.00
7	Jan25,05	9.25	47	May25,08	10.32
8	Feb25,05	9.25	48	Jun25,08	9.97
9	Mar25,05	9.25	49	Jul25,08	10.29
10	Apr25,05	9.25	50	Aug25,08	9.94
11	May25,05	9.25	51	Sep25,08	9.94
12	Jun25,05	9.25	52	Oct25,08	10.26
13	Jul25,05	9.25	53	Nov25,08	9.92
14	Aug25,05	9.25	54	Dec25,08	10.23
15	Sep25,05	9.25	55	Jan25,09	9.88
16	Oct25,05	9.25	56	Feb25,09	9.87
17	Nov25,05	9.25	57	Mar25,09	10.91
18	Dec25,05	9.25	58	Apr25,09	9.83
19	Jan25,06	9.25	59	May25,09	10.14
20	Feb25,06	9.25	60	Jun25,09	9.80
21	Mar25,06	9.25	61	Jul25,09	10.11
22	Apr25,06	9.25	62	Aug25,09	9.77
23	May25,06	9.25	63	Sep25,09	9.75
24	Jun25,06	9.25	64	Oct25,09	10.06
25	Jul25,06	9.25	65	Nov25,09	9.72
26	Aug25,06	9.25	66	Dec25,09	10.02
27	Sep25,06	9.25	67	Jan25,10	9.68
28	Oct25,06	9.25	68	Feb25,10	9.66
29	Nov25,06	9.25	69	Mar25,10	10.68
30	Dec25,06	9.25	70	Apr25,10	9.63
31	Jan25,07	9.25	71	May25,10	9.93
32	Feb25,07	9.25	72	Jun25,10	9.60
33	Mar25,07	10.02	73	Jul25,10	9.90
34	Apr25,07	9.49	74	Aug25,10	9.56
35	May25,07	9.79	75	Sep25,10	9.54
36	Jun25,07	9.46	76	Oct25,10	9.84
37	Jul25,07	9.76	77	Nov25,10	9.51
38	Aug25,07	9.44	78	Dec25,10	9.81
39	Sep25,07	9.79	79	Jan25,11	9.47
40	Oct25,07	10.36	80	Feb25,11	9.46

(3)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans adjust monthly based on One Month LIBOR for five years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through February 2004.  The final pool will be approximately $750,000,000 (+/-10%).

ABSC 2004-HE3

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Conforming) Summary	Group III (Non-Conforming) Summary

Balance	$773,276,118.13	$579,909,741.46	$193,366,376.67	$303,537,180.47	$281,890,044.63	$187,848,893.03
Number of Loans	4,824	3,491	1,333	2,082	1,882	860
Average Current Balance	$160,298	$166,116	$145,061	$145,791	$149,782	$218,429
Interest Only Loans	0.17%	0.23%	0.00%	0.14%	0.32%	0.00%
Fixed Rate Loans	25.01%	0.00%	100.00%	26.92%	26.96%	18.99%
Adjustable Rate Loans	74.99%	100.00%	0.00%	73.08%	73.04%	81.01%
W.A. Coupon	7.149%	7.123%	7.230%	7.204%	7.162%	7.042%
W.A. Margin	5.203%	5.203%	0.00%	5.244%	5.201%	5.146%
W.A. Original LTV*	77.95%	78.81%	75.40%	77.91%	77.71%	78.40%
W.A. Original Term	356	360	346	355	356	358
W.A. Remaining Term	353	356	343	352	352	355
W.A. FICO	606	599	628	604	604	611
Owner Occupied	92.7%	93.0%	91.8%	91.8%	92.1%	95.0%
First Lien Percentage	99.49%	100.00%	97.97%	100.00%	100.00%	97.91%
Second Lien Percentage	0.51%	0.00%	2.03%	0.00%	0.00%	2.09%
Top 5 States	NY(18%) CA(18%) MA(9%) FL(6%) TX(5%)	CA(19%) NY(16%) MA(9%) FL(6%) IL(5%)	NY(23%) CA(15%) MA(11%) TX(6%) FL(6%)	CA(15%) NY(15%) MA(10%) FL(7%) TX(6%)	NY(19%) CA(16%) MA(9%) FL(7%) TX(5%)	CA(26%) NY(23%) MA(9%) FL(4%) TX(3%)
Conforming by Balance	85.94%	84.94%	88.92%	100.00%	100.00%	42.11%
Non-Conforming by Balance	14.06%	15.06%	11.08%	0.00%	0.00%	57.89%
* Weighted average by Original Balance

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Four sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fourth set of tables is the Group III Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

ABSC 2004-HE3 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000	8	$161,020.40	0.02%
25,001 - 50,000	90	4,125,369.00	0.53
50,001 - 75,000	727	45,601,183.00	5.90
75,001 - 100,000	732	63,785,351.20	8.25
100,001 - 125,000	692	77,914,570.00	10.07
125,001 - 150,000	585	80,331,371.10	10.39
150,001 - 175,000	398	64,513,430.20	8.34
175,001 - 200,000	371	69,919,522.20	9.04
200,001 - 250,000	446	100,240,771.00	12.96
250,001 - 300,000	302	82,915,219.20	10.72
300,001 - 400,000	323	111,149,022.50	14.37
400,001 - 500,000	108	48,549,568.00	6.28
500,001 - 600,000	34	18,660,861.00	2.41
600,001 - 700,000	5	3,289,500.00	0.43
700,001 - 800,000	3	2,315,000.00	0.30
Total:	4,824	$773,471,758.80	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000	8	$161,020.40	0.02%
25,001 - 50,000	91	4,175,314.67	0.54
50,001 - 75,000	726	45,547,395.48	5.89
75,001 - 100,000	732	63,778,353.17	8.25
100,001 - 125,000	692	77,904,451.07	10.07
125,001 - 150,000	585	80,316,979.46	10.39
150,001 - 175,000	398	64,501,483.53	8.34
175,001 - 200,000	371	69,902,120.44	9.04
200,001 - 250,000	446	100,207,180.33	12.96
250,001 - 300,000	302	82,891,021.77	10.72
300,001 - 400,000	323	111,107,358.91	14.37
400,001 - 500,000	108	48,521,332.13	6.27
500,001 - 600,000	34	18,657,606.77	2.41
600,001 - 700,000	5	3,289,500.00	0.43
700,001 - 800,000	3	2,315,000.00	0.30
Total:	4,824	$773,276,118.13	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	78	$8,095,105.34	1.05%
500 =	12	1,458,950.00	0.19
501 - 525	580	86,347,409.68	11.17
526 - 550	575	86,650,521.21	11.21
551 - 575	519	83,538,145.58	10.80
576 - 600	548	85,812,828.38	11.10
601 - 625	880	137,989,691.00	17.84
626 - 650	733	119,148,995.31	15.41
651 - 675	382	65,986,100.58	8.53
676 - 700	223	42,035,167.66	5.44
701 - 725	133	25,646,200.21	3.32
726 - 750	76	14,583,411.96	1.89
751 - 775	60	11,658,518.25	1.51
776 - 800	23	4,115,106.20	0.53
801 - 825	2	209,966.77	0.03
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 606

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	7	$376,800.00	0.05%
121 – 240	177	17,966,167.29	2.32
301 – 360	4,640	754,933,150.84	97.63
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	120	$11,745,499.78	1.52%
181 – 348	64	6,597,467.51	0.85
349 >=	4,640	754,933,150.84	97.63
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 353

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	3,632	$551,725,717.40	71.35%
2-4 Unit	468	105,007,025.11	13.58
Condo	206	31,184,795.79	4.03
Manufactured Housing	98	9,653,958.06	1.25
Pud	420	75,704,621.77	9.79
Total:	4,824	$773,276,118.13	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	4,430	$716,629,510.61	92.67%
Investment Property	350	49,391,322.36	6.39
Second Home	44	7,255,285.16	0.94
Total:	4,824	$773,276,118.13	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cash Out	3,172	$520,123,660.15	67.26%
Purchase	1335	202,139,283.67	26.14
Refinance - Rate and Term	317	51,013,174.31	6.60
Total:	4,824	$773,276,118.13	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	203	$26,790,440.98	3.46%
50.001 - 60.000	256	40,105,904.57	5.19
60.001 - 70.000	655	112,208,449.68	14.51
70.001 - 75.000	520	86,430,127.65	11.18
75.001 - 80.000	1,621	246,028,309.98	31.82
80.001 - 85.000	436	70,003,497.00	9.05
85.001 - 90.000	738	134,078,972.01	17.34
90.001 - 95.000	332	53,374,272.86	6.90
95.001 - 100.000	63	4,256,143.40	0.55
Total:	4,824	$773,276,118.13	100.00%
Weighted Average by Original Balance: 77.95

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
New York	572	$141,093,421.13	18.25%
California	632	141,006,343.27	18.23
Massachusetts	334	71,891,497.99	9.30
Florida	395	48,424,423.63	6.26
Texas	355	37,733,393.97	4.88
Illinois	213	30,501,083.52	3.94
Georgia	166	20,336,648.18	2.63
Virginia	121	19,227,293.01	2.49
Pennsylvania	170	19,103,186.93	2.47
Michigan	159	16,552,654.08	2.14
Other	1707	227,406,172.42	29.41
Total:	4,824	$773,276,118.13	100.00%
Number of States Represented: 50

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	3,254	$465,467,232.49	60.19%
Limited Income	17	3,419,907.99	0.44
Stated Income	1,534	300,222,264.57	38.82
No Income, No Asset	19	4,166,713.08	0.54
Total:	4,824	$773,276,118.13	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
4.501 - 5.000	32	$7,434,139.85	0.96%
5.001 - 5.500	118	26,708,464.20	3.45
5.501 - 6.000	448	95,607,049.13	12.36
6.001 - 6.500	624	121,310,499.65	15.69
6.501 - 7.000	857	155,737,940.51	20.14
7.001 - 7.500	719	114,386,789.67	14.79
7.501 - 8.000	741	103,446,516.51	13.38
8.001 - 8.500	468	60,776,434.31	7.86
8.501 - 9.000	340	41,637,464.95	5.38
9.001 - 9.500	180	20,152,009.88	2.61
9.501 - 10.000	150	14,301,089.46	1.85
10.001 - 10.500	58	5,181,263.19	0.67
10.501 - 11.000	47	3,702,264.82	0.48
11.001 - 11.500	27	1,796,142.00	0.23
11.501 - 12.000	10	764,050.00	0.10
12.001 - 12.500	3	207,500.00	0.03
12.501 - 13.000	2	126,500.00	0.02
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 7.149

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,333	$193,366,376.67	25.01%
10.501 - 11.000	32	7,294,766.18	0.94
11.001 - 11.500	115	25,769,064.20	3.33
11.501 - 12.000	319	66,905,441.96	8.65
12.001 - 12.500	460	91,194,229.85	11.79
12.501 - 13.000	596	111,660,336.38	14.44
13.001 - 13.500	531	85,741,598.25	11.09
13.501 - 14.000	523	78,173,726.71	10.11
14.001 - 14.500	354	47,020,304.80	6.08
14.501 - 15.000	254	32,385,774.95	4.19
15.001 - 15.500	140	16,425,592.83	2.12
15.501 - 16.000	96	10,258,313.67	1.33
16.001 - 16.500	35	3,518,785.53	0.46
16.501 - 17.000	21	2,169,852.43	0.28
17.001 - 17.500	8	890,147.66	0.12
17.501 - 18.000	6	425,306.06	0.06
18.501 - 19.000	1	76,500.00	0.01
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 13.132

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,333	$193,366,376.67	25.01%
2.001 - 2.500	1	261,213.63	0.03
2.501 - 3.000	11	2,072,109.93	0.27
3.001 - 3.500	85	19,680,751.87	2.55
3.501 - 4.000	257	53,204,429.37	6.88
4.001 - 4.500	512	101,572,829.63	13.14
4.501 - 5.000	621	115,337,464.58	14.92
5.001 - 5.500	546	88,269,951.94	11.42
5.501 - 6.000	493	72,457,906.41	9.37
6.001 - 6.500	370	51,802,754.54	6.70
6.501 - 7.000	266	36,239,559.59	4.69
7.001 - 7.500	149	18,103,288.58	2.34
7.501 - 8.000	110	13,775,551.57	1.78
8.001 - 8.500	31	3,003,796.51	0.39
8.501 - 9.000	22	2,363,386.16	0.31
9.001 - 9.500	9	982,044.15	0.13
9.501 - 10.000	5	591,139.43	0.08
10.001 - 10.500	3	191,563.57	0.02
Total:	4,824	$773,276,118.13	100.00%
Weighted Average: 5.203

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,333	$193,366,376.67	25.01%
2004-07	2	413,524.51	0.05
2004-08	4	522,701.94	0.07
2004-09	3	252,500.00	0.03
2004-12	3	844,473.71	0.11
2005-11	8	1,262,762.51	0.16
2005-12	38	7,569,473.77	0.98
2006-01	306	69,994,427.34	9.05
2006-02	426	93,887,449.81	12.14
2006-03	2,380	353,955,645.23	45.77
2006-04	114	15,610,210.00	2.02
2006-12	6	1,785,743.07	0.23
2007-01	20	5,122,330.37	0.66
2007-02	29	6,434,685.80	0.83
2007-03	145	21,618,913.40	2.80
2007-04	6	555,400.00	0.07
2019-03	1	79,500.00	0.01
Total:	4,824	$773,276,118.13	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,445	$233,461,549.54	30.19%
1 – 12	277	60,716,341.56	7.85
13 – 24	2,218	354,693,270.25	45.87
25 – 36	884	124,404,956.78	16.09
Total:	4,824	$773,276,118.13	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
15 yr. Arm	1	$79,500.00	0.01%
2/28 Arm	3,279	543,247,318.82	70.25
3/27 Arm	205	35,261,572.64	4.56
Fixed - 10 Year	7	376,800.00	0.05
Fixed - 15 Year	104	10,504,927.31	1.36
Fixed - 20 Year	64	6,597,467.51	0.85
Fixed - 30 Year	1,158	175,887,181.85	22.75
IO (5yr) 2/28 Arm	5	1,065,850.00	0.14
IO (5yr) 3/27 Arm	1	255,500.00	0.03
Total:	4,824	$773,276,118.13	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	743	$121,744,457.19	15.74%
AA	1,842	314,595,931.56	40.68
AA+	381	59,978,661.52	7.76
B	564	79,894,420.05	10.33
C	124	16,957,988.32	2.19
CC	98	13,890,704.32	1.80
Legacy Program	1,072	166,213,955.17	21.49
Total:	4,824	$773,276,118.13	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	4,747	$769,359,209.61	99.49%
2	77	3,916,908.52	0.51
Total:	4,824	$773,276,118.13	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

ABSC 2004-HE3
GROUP 1

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	31	$1,550,000.00	0.51%
50,001 - 75,000	325	20,479,792.00	6.75
75,001 - 100,000	352	30,688,408.00	10.11
100,001 - 125,000	315	35,376,633.00	11.65
125,001 - 150,000	284	38,973,019.60	12.84
150,001 - 175,000	166	26,970,796.80	8.88
175,001 - 200,000	169	31,811,293.20	10.48
200,001 - 250,000	195	43,762,474.00	14.41
250,001 - 300,000	138	37,766,552.20	12.44
300,001 - 400,000	100	33,080,125.20	10.90
400,001 - 500,000	7	3,151,000.00	1.04
Total:	2,082	$303,610,094.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	31	$1,550,000.00	0.51%
50,001 - 75,000	325	20,477,726.09	6.75
75,001 - 100,000	352	30,684,215.81	10.11
100,001 - 125,000	315	35,372,364.88	11.65
125,001 - 150,000	284	38,966,308.97	12.84
150,001 - 175,000	166	26,965,201.86	8.88
175,001 - 200,000	169	31,803,707.13	10.48
200,001 - 250,000	195	43,748,640.35	14.41
250,001 - 300,000	138	37,752,946.95	12.44
300,001 - 400,000	100	33,066,757.47	10.89
400,001 - 500,000	7	3,149,310.96	1.04
Total:	2,082	$303,537,180.47	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	34	$3,714,720.08	1.22%
500 =	7	793,500.00	0.26
501 - 525	243	33,650,275.72	11.09
526 - 550	248	34,613,104.93	11.40
551 - 575	230	33,081,789.78	10.90
576 - 600	238	35,453,319.91	11.68
601 - 625	379	54,394,611.00	17.92
626 - 650	311	46,013,093.24	15.16
651 - 675	181	27,682,199.32	9.12
676 - 700	103	17,223,035.38	5.67
701 - 725	49	7,884,937.58	2.60
726 - 750	26	3,821,286.38	1.26
751 - 775	20	3,400,628.50	1.12
776 - 800	12	1,691,928.65	0.56
801 - 825	1	118,750.00	0.04
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 604

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	7	$376,800.00	0.12%
121 - 240	80	8,462,893.83	2.79
301 - 360	1995	294,697,486.64	97.09
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 355

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	60	$5,701,162.36	1.88%
181 - 348	27	3,138,531.47	1.03
349 >=	1,995	294,697,486.64	97.09
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 352

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	1,558	$215,475,481.74	70.99%
2-4 Unit	204	41,870,374.70	13.79
Condo	87	11,942,957.88	3.93
Manufactured Housing	43	4,315,251.23	1.42
Pud	190	29,933,114.92	9.86
Total:	2,082	$303,537,180.47	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	1,899	$278,633,081.85	91.8%
Investment Property	170	22,884,866.42	7.54
Second Home	13	2,019,232.20	0.67
Total:	2,082	$303,537,180.47	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cash Out	1,379	$204,427,461.09	67.35%
Purchase	551	76,874,689.80	25.33
Refinance - Rate and Term	152	22,235,029.58	7.33
Total:	2,082	$303,537,180.47	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	95	$10,851,485.88	3.58%
50.001 - 60.000	110	16,247,239.76	5.35
60.001 - 70.000	275	42,720,645.68	14.07
70.001 - 75.000	234	35,035,422.21	11.54
75.001 - 80.000	682	94,274,436.21	31.06
80.001 - 85.000	217	32,685,048.66	10.77
85.001 - 90.000	312	48,431,986.19	15.96
90.001 - 95.000	149	22,308,615.88	7.35
95.001 - 100.000	8	982,300.00	0.32
Total:	2,082	$303,537,180.47	100.00%
Weighted Average by Original Balance: 77.91

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	246	$46,423,761.47	15.29%
New York	213	46,320,257.47	15.26
Massachusetts	143	29,487,898.17	9.71
Florida	177	21,453,718.23	7.07
Texas	168	17,283,124.99	5.69
Illinois	95	11,823,335.55	3.90
Pennsylvania	80	9,203,182.16	3.03
Georgia	73	8,590,512.88	2.83
Connecticut	51	7,817,789.21	2.58
Michigan	76	7,627,522.33	2.51
Other	760	97,506,078.01	32.12
Total:	2,082	$303,537,180.47	100.00%
Number of States Represented: 46

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,412	$187,960,845.33	61.92%
Limited Income	7	1,193,410.12	0.39
Stated Income	655	113,072,891.78	37.25
No Income, No Asset	8	1,310,033.24	0.43
Total:	2,082	$303,537,180.47	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
4.501 - 5.000	12	$2,184,993.30	0.72%
5.001 - 5.500	42	7,460,694.07	2.46
5.501 - 6.000	179	33,627,571.42	11.08
6.001 - 6.500	277	47,058,618.26	15.50
6.501 - 7.000	371	61,972,313.21	20.42
7.001 - 7.500	322	46,603,664.58	15.35
7.501 - 8.000	337	42,537,861.75	14.01
8.001 - 8.500	214	26,219,484.33	8.64
8.501 - 9.000	157	19,079,536.90	6.29
9.001 - 9.500	84	8,910,745.02	2.94
9.501 - 10.000	51	4,995,357.63	1.65
10.001 - 10.500	17	1,261,690.00	0.42
10.501 - 11.000	7	745,550.00	0.25
11.001 - 11.500	7	483,300.00	0.16
11.501 - 12.000	4	344,800.00	0.11
12.001 - 12.500	1	51,000.00	0.02
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 7.204

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	597	$81,707,038.81	26.92%
10.501 - 11.000	13	2,373,225.53	0.78
11.001 - 11.500	42	7,460,694.07	2.46
11.501 - 12.000	133	24,846,634.33	8.19
12.001 - 12.500	203	35,153,850.03	11.58
12.501 - 13.000	254	43,384,967.48	14.29
13.001 - 13.500	223	33,279,567.39	10.96
13.501 - 14.000	220	28,728,272.11	9.46
14.001 - 14.500	164	20,710,285.45	6.82
14.501 - 15.000	115	13,879,861.90	4.57
15.001 - 15.500	65	6,650,685.74	2.19
15.501 - 16.000	37	4,045,307.63	1.33
16.001 - 16.500	12	950,840.00	0.31
16.501 - 17.000	3	294,450.00	0.10
17.001 - 17.500	1	71,500.00	0.02
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 13.168

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	597	$81,707,038.81	26.92%
2.501 - 3.000	3	497,728.54	0.16
3.001 - 3.500	39	7,539,830.58	2.48
3.501 - 4.000	108	18,907,464.94	6.23
4.001 - 4.500	217	37,831,434.86	12.46
4.501 - 5.000	242	39,269,601.23	12.94
5.001 - 5.500	229	34,608,915.71	11.40
5.501 - 6.000	223	30,215,689.78	9.95
6.001 - 6.500	168	22,202,418.15	7.31
6.501 - 7.000	133	16,616,579.18	5.47
7.001 - 7.500	73	8,452,213.69	2.78
7.501 - 8.000	50	5,688,265.00	1.87
Total:	2,082	$303,537,180.47	100.00%
Weighted Average: 5.244

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	597	$81,707,038.81	26.92%
2004-07	2	413,524.51	0.14
2004-08	2	237,900.00	0.08
2004-09	2	144,500.00	0.05
2004-12	1	99,759.22	0.03
2005-11	2	191,437.27	0.06
2005-12	19	3,387,834.68	1.12
2006-01	112	22,841,641.63	7.53
2006-02	170	34,420,051.20	11.34
2006-03	1,037	140,473,657.43	46.28
2006-04	49	6,069,580.00	2.00
2007-01	8	1,471,151.11	0.48
2007-02	17	3,607,722.21	1.19
2007-03	59	7,987,982.40	2.63
2007-04	5	483,400.00	0.16
Total:	2,082	$303,537,180.47	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	621	$89,347,535.02	29.44%
1 - 12	104	20,373,869.34	6.71
13 - 24	939	137,680,663.08	45.36
25 - 36	418	56,135,113.03	18.49
Total:	2,082	$303,537,180.47	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
2/28 Arm	1,394	$207,865,235.94	68.48%
3/27 Arm	89	13,550,255.72	4.46
Fixed - 10 Year	7	376,800.00	0.12
Fixed - 15 Year	51	5,197,362.36	1.71
Fixed - 20 Year	27	3,138,531.47	1.03
Fixed - 30 Year	512	72,994,344.98	24.05
IO (5yr) 2/28 Arm	2	414,650.00	0.14
Total:	2,082	$303,537,180.47	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	325	$47,620,822.86	15.69%
AA	802	124,379,522.55	40.98
AA+	172	22,281,434.86	7.34
B	239	30,595,818.88	10.08
C	48	6,795,044.71	2.24
CC	35	4,561,148.87	1.50
Legacy Program	461	67,303,387.74	22.17
Total:	2,082	$303,537,180.47	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	2,082	$303,537,180.47	100.00%
Total:	2,082	$303,537,180.47	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

ABSC 2004-HE3
GROUP II

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	21	$1,050,000.00	0.37%
50,001 - 75,000	292	18,254,301.00	6.47
75,001 - 100,000	276	24,105,149.20	8.55
100,001 - 125,000	291	32,845,914.00	11.65
125,001 - 150,000	231	31,845,399.50	11.29
150,001 - 175,000	186	30,165,081.40	10.70
175,001 - 200,000	164	30,923,477.00	10.97
200,001 - 250,000	196	44,014,399.00	15.61
250,001 - 300,000	126	34,655,717.00	12.29
300,001 - 400,000	85	27,850,455.00	9.88
400,001 - 500,000	13	5,659,901.00	2.01
500,001 - 600,000	1	585,650.00	0.21
Total:	1,882	$281,955,444.10	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	22	$1,099,945.67	0.39%
50,001 - 75,000	291	18,203,047.72	6.46
75,001 - 100,000	276	24,103,100.18	8.55
100,001 - 125,000	291	32,841,458.35	11.65
125,001 - 150,000	231	31,838,867.13	11.29
150,001 - 175,000	186	30,159,049.10	10.70
175,001 - 200,000	164	30,915,439.44	10.97
200,001 - 250,000	196	43,997,845.43	15.61
250,001 - 300,000	126	34,648,916.09	12.29
300,001 - 400,000	85	27,839,769.44	9.88
400,001 - 500,000	13	5,658,070.35	2.01
500,001 - 600,000	1	584,535.73	0.21
Total:	1,882	$281,890,044.63	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	35	$3,662,984.26	1.30%
500 =	4	604,650.00	0.21
501 - 525	220	32,303,393.12	11.46
526 - 550	216	30,691,657.25	10.89
551 - 575	192	29,339,883.89	10.41
576 - 600	239	35,279,008.34	12.52
601 - 625	349	51,286,081.43	18.19
626 - 650	292	44,301,119.76	15.72
651 - 675	133	20,826,103.08	7.39
676 - 700	80	13,048,037.27	4.63
701 - 725	50	8,644,856.24	3.07
726 - 750	33	5,328,213.42	1.89
751 - 775	29	4,539,516.98	1.61
776 - 800	10	2,034,539.59	0.72
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 604

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 240	72	$7,230,131.87	2.56%
301 - 360	1,810	274,659,912.76	97.44
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	51	$5,173,025.95	1.84%
181 - 348	21	2,057,105.92	0.73
349 >=	1,810	274,659,912.76	97.44
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 352

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	1,421	$199,601,256.28	70.81%
2-4 Unit	192	44,727,145.68	15.87
Condo	79	11,477,798.54	4.07
Manufactured Housing	46	4,442,528.83	1.58
Pud	144	21,641,315.30	7.68
Total:	1,882	$281,890,044.63	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	1,722	$259,596,565.26	92.09%
Investment Property	139	18,916,351.08	6.71
Second Home	21	3,377,128.29	1.20
Total:	1,882	$281,890,044.63	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cash Out	1,248	$193,146,439.82	68.52%
Purchase	524	72,422,611.26	25.69
Refinance - Rate and Term	110	16,320,993.55	5.79
Total:	1,882	$281,890,044.63	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	74	$9,073,438.54	3.22%
50.001 - 60.000	102	15,221,881.30	5.40
60.001 - 70.000	261	42,091,085.89	14.93
70.001 - 75.000	207	32,173,125.14	11.41
75.001 - 80.000	670	95,330,670.31	33.82
80.001 - 85.000	153	22,692,318.10	8.05
85.001 - 90.000	273	44,657,290.33	15.84
90.001 - 95.000	132	19,665,765.02	6.98
95.001 - 100.000	10	984,470.00	0.35
Total:	1,882	$281,890,044.63	100.00%
Weighted Average by Original Balance: 77.71

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
New York	226	$52,344,858.83	18.57%
California	234	45,573,787.96	16.17
Massachusetts	122	25,071,811.17	8.89
Florida	164	19,663,739.81	6.98
Texas	135	13,921,547.39	4.94
Illinois	86	12,755,539.70	4.53
Pennsylvania	70	7,667,472.16	2.72
Georgia	63	7,578,407.76	2.69
Virginia	48	6,846,790.22	2.43
Rhode Island	40	6,265,754.02	2.22
Other	694	84,200,335.61	29.87
Total:	1882	$281,890,044.63	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,287	$175,717,569.31	62.34%
Limited Income	6	872,120.00	0.31
Stated Income	583	104,488,658.33	37.07
No Income, No Asset	6	811,696.99	0.29
Total:	1,882	$281,890,044.63	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
4.501 - 5.000	14	$2,856,049.08	1.01%
5.001 - 5.500	44	9,000,626.78	3.19
5.501 - 6.000	177	33,941,896.32	12.04
6.001 - 6.500	229	40,075,141.65	14.22
6.501 - 7.000	349	55,287,352.45	19.61
7.001 - 7.500	302	45,948,497.12	16.30
7.501 - 8.000	299	40,209,715.66	14.26
8.001 - 8.500	191	24,324,266.18	8.63
8.501 - 9.000	133	15,766,949.89	5.59
9.001 - 9.500	51	5,831,032.46	2.07
9.501 - 10.000	61	5,767,952.04	2.05
10.001 - 10.500	18	1,574,725.00	0.56
10.501 - 11.000	8	917,840.00	0.33
11.001 - 11.500	3	199,000.00	0.07
11.501 - 12.000	2	104,000.00	0.04
12.001 - 12.500	1	85,000.00	0.03
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 7.162

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	544	$75,991,183.22	26.96%
10.501 - 11.000	13	2,528,443.18	0.90
11.001 - 11.500	43	8,782,226.78	3.12
11.501 - 12.000	118	23,072,730.65	8.19
12.001 - 12.500	160	28,911,684.46	10.26
12.501 - 13.000	233	37,268,294.01	13.22
13.001 - 13.500	224	34,231,205.85	12.14
13.501 - 14.000	212	30,019,447.91	10.65
14.001 - 14.500	142	18,188,199.09	6.45
14.501 - 15.000	97	12,357,534.89	4.38
15.001 - 15.500	41	4,883,543.55	1.73
15.501 - 16.000	40	4,148,701.04	1.47
16.001 - 16.500	11	1,017,600.00	0.36
16.501 - 17.000	3	437,250.00	0.16
17.501 - 18.000	1	52,000.00	0.02
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 13.158

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	544	$75,991,183.22	26.96%
2.501 - 3.000	6	784,381.39	0.28
3.001 - 3.500	32	6,790,382.59	2.41
3.501 - 4.000	102	18,578,710.71	6.59
4.001 - 4.500	179	31,684,162.56	11.24
4.501 - 5.000	252	41,639,273.17	14.77
5.001 - 5.500	240	36,221,701.19	12.85
5.501 - 6.000	186	25,476,155.07	9.04
6.001 - 6.500	149	20,436,928.24	7.25
6.501 - 7.000	91	11,486,195.56	4.07
7.001 - 7.500	54	6,568,004.89	2.33
7.501 - 8.000	47	6,232,966.04	2.21
Total:	1,882	$281,890,044.63	100.00%
Weighted Average: 5.201

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	544	$75,991,183.22	26.96%
2004-08	1	173,269.97	0.06
2004-12	1	584,535.73	0.21
2005-11	1	158,966.60	0.06
2005-12	11	2,186,573.80	0.78
2006-01	124	23,718,081.66	8.41
2006-02	164	31,285,731.67	11.10
2006-03	908	127,486,502.50	45.23
2006-04	47	6,778,542.00	2.40
2006-12	2	572,698.96	0.20
2007-01	8	2,176,818.42	0.77
2007-02	8	1,656,409.10	0.59
2007-03	61	8,969,231.00	3.18
2007-04	1	72,000.00	0.03
2019-03	1	79,500.00	0.03
Total:	1,882	$281,890,044.63	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	557	$88,676,964.60	31.46%
1 - 12	129	25,292,517.58	8.97
13 - 24	837	118,842,606.14	42.16
25 - 36	359	49,077,956.31	17.41
Total:	1,882	$281,890,044.63	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
15 yr. Arm	1	$79,500.00	0.03%
2/28 Arm	1,254	191,721,003.93	68.01
3/27 Arm	79	13,191,657.48	4.68
Fixed - 15 Year	47	4,825,075.95	1.71
Fixed - 20 Year	21	2,057,105.92	0.73
Fixed - 30 Year	476	69,109,001.35	24.52
IO (5yr) 2/28 Arm	3	651,200.00	0.23
IO (5yr) 3/27 Arm	1	255,500.00	0.09
Total:	1,882	$281,890,044.63	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	273	$41,785,538.22	14.82%
AA	729	111,943,962.45	39.71
AA+	161	24,263,824.24	8.61
B	243	34,789,431.77	12.34
C	53	7,144,543.27	2.53
CC	27	4,141,425.00	1.47
Legacy Program	396	57,821,319.68	20.51
Total:	1,882	$281,890,044.63	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	1,882	$281,890,044.63	100.00%
Total:	1,882	$281,890,044.63	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

ABSC 2004-HE3
GROUP III

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
<= 25,000	8	$161,020.40	0.09%
25,001 - 50,000	38	1,525,369.00	0.81
50,001 - 75,000	110	6,867,090.00	3.65
75,001 - 100,000	104	8,991,794.00	4.79
100,001 - 125,000	86	9,692,023.00	5.16
125,001 - 150,000	70	9,512,952.00	5.06
150,001 - 175,000	46	7,377,552.00	3.93
175,001 - 200,000	38	7,184,752.00	3.82
200,001 - 250,000	55	12,463,898.00	6.63
250,001 - 300,000	38	10,492,950.00	5.58
300,001 - 400,000	138	50,218,442.30	26.73
400,001 - 500,000	88	39,738,667.00	21.15
500,001 - 600,000	33	18,075,211.00	9.62
600,001 - 700,000	5	3,289,500.00	1.75
700,001 - 800,000	3	2,315,000.00	1.23
Total:	860	$187,906,220.70	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000	8	$161,020.40	0.09%
25,001 - 50,000	38	1,525,369.00	0.81
50,001 - 75,000	110	6,866,621.67	3.66
75,001 - 100,000	104	8,991,037.18	4.79
100,001 - 125,000	86	9,690,627.84	5.16
125,001 - 150,000	70	9,511,803.36	5.06
150,001 - 175,000	46	7,377,232.57	3.93
175,001 - 200,000	38	7,182,973.87	3.82
200,001 - 250,000	55	12,460,694.55	6.63
250,001 - 300,000	38	10,489,158.73	5.58
300,001 - 400,000	138	50,200,832.00	26.72
400,001 - 500,000	88	39,713,950.82	21.14
500,001 - 600,000	33	18,073,071.04	9.62
600,001 - 700,000	5	3,289,500.00	1.75
700,001 - 800,000	3	2,315,000.00	1.23
Total:	860	$187,848,893.03	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	9	$717,401.00	0.38%
500 =	1	60,800.00	0.03
501 - 525	117	20,393,740.84	10.86
526 - 550	111	21,345,759.03	11.36
551 - 575	97	21,116,471.91	11.24
576 - 600	71	15,080,500.13	8.03
601 - 625	152	32,308,998.57	17.20
626 - 650	130	28,834,782.31	15.35
651 - 675	68	17,477,798.18	9.30
676 - 700	40	11,764,095.01	6.26
701 - 725	34	9,116,406.39	4.85
726 - 750	17	5,433,912.16	2.89
751 - 775	11	3,718,372.77	1.98
776 - 800	1	388,637.96	0.21
801 - 825	1	91,216.77	0.05
Total:	860	$187,848,893.03	100.00%
Weighted Average: 611

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 240	25	$2,273,141.59	1.21%
301 - 360	835	185,575,751.44	98.79
Total:	860	$187,848,893.03	100.00%
Weighted Average: 358

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	9	$871,311.47	0.46%
181 - 348	16	1,401,830.12	0.75
349 >=	835	185,575,751.44	98.79
Total:	860	$187,848,893.03	100.00%
Weighted Average: 355

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
One	653	$136,648,979.38	72.74%
2-4 Unit	72	18,409,504.73	9.80
Condo	40	7,764,039.37	4.13
Manufactured Housing	9	896,178.00	0.48
Pud	86	24,130,191.55	12.85
Total:	860	$187,848,893.03	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	809	$178,399,863.50	94.97%
Investment Property	41	7,590,104.86	4.04
Second Home	10	1,858,924.67	0.99
Total:	860	$187,848,893.03	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cash Out	545	$122,549,759.24	65.24%
Purchase	260	52,841,982.61	28.13
Refinance - Rate and Term	55	12,457,151.18	6.63
Total:	860	$187,848,893.03	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	34	$6,865,516.56	3.65%
50.001 - 60.000	44	8,636,783.51	4.60
60.001 - 70.000	119	27,396,718.11	14.58
70.001 - 75.000	79	19,221,580.30	10.23
75.001 - 80.000	269	56,423,203.46	30.04
80.001 - 85.000	66	14,626,130.24	7.79
85.001 - 90.000	153	40,989,695.49	21.82
90.001 - 95.000	51	11,399,891.96	6.07
95.001 - 100.000	45	2,289,373.40	1.22
Total:	860	$187,848,893.03	100.00%
Weighted Average by Original Balance: 78.40

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	152	$49,008,793.84	26.09%
New York	133	42,428,304.83	22.59
Massachusetts	69	17,331,788.65	9.23
Florida	54	7,306,965.59	3.89
Texas	52	6,528,721.59	3.48
Illinois	32	5,922,208.27	3.15
Virginia	25	5,904,529.76	3.14
Maryland	15	4,872,800.36	2.59
New Jersey	15	4,175,203.40	2.22
Georgia	30	4,167,727.54	2.22
Other	283	40,201,849.20	21.40
Total:	860	$187,848,893.03	100.00%
Number of States Represented: 43

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	555	$101,788,817.85	54.19%
Limited Income	4	1,354,377.87	0.72
Stated Income	296	82,660,714.46	44.00
No Income, No Asset	5	2,044,982.85	1.09
Total:	860	$187,848,893.03	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
4.501 - 5.000	6	$2,393,097.47	1.27%
5.001 - 5.500	32	10,247,143.35	5.45
5.501 - 6.000	92	28,037,581.39	14.93
6.001 - 6.500	118	34,176,739.74	18.19
6.501 - 7.000	137	38,478,274.85	20.48
7.001 - 7.500	95	21,834,627.97	11.62
7.501 - 8.000	105	20,698,939.10	11.02
8.001 - 8.500	63	10,232,683.80	5.45
8.501 - 9.000	50	6,790,978.16	3.62
9.001 - 9.500	45	5,410,232.40	2.88
9.501 - 10.000	38	3,537,779.79	1.88
10.001 - 10.500	23	2,344,848.19	1.25
10.501 - 11.000	32	2,038,874.82	1.09
11.001 - 11.500	17	1,113,842.00	0.59
11.501 - 12.000	4	315,250.00	0.17
12.001 - 12.500	1	71,500.00	0.04
12.501 - 13.000	2	126,500.00	0.07
Total:	860	$187,848,893.03	100.00%
Weighted Average: 7.042

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	192	$35,668,154.64	18.99%
10.501 - 11.000	6	2,393,097.47	1.27
11.001 - 11.500	30	9,526,143.35	5.07
11.501 - 12.000	68	18,986,076.98	10.11
12.001 - 12.500	97	27,128,695.36	14.44
12.501 - 13.000	109	31,007,074.89	16.51
13.001 - 13.500	84	18,230,825.01	9.71
13.501 - 14.000	91	19,426,006.69	10.34
14.001 - 14.500	48	8,121,820.26	4.32
14.501 - 15.000	42	6,148,378.16	3.27
15.001 - 15.500	34	4,891,363.54	2.60
15.501 - 16.000	19	2,064,305.00	1.10
16.001 - 16.500	12	1,550,345.53	0.83
16.501 - 17.000	15	1,438,152.43	0.77
17.001 - 17.500	7	818,647.66	0.44
17.501 - 18.000	5	373,306.06	0.20
18.501 - 19.000	1	76,500.00	0.04
Total:	860	$187,848,893.03	100.00%
Weighted Average: 13.046

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	192	$35,668,154.64	18.99%
2.001 - 2.500	1	261,213.63	0.14
2.501 - 3.000	2	790,000.00	0.42
3.001 - 3.500	14	5,350,538.70	2.85
3.501 - 4.000	47	15,718,253.72	8.37
4.001 - 4.500	116	32,057,232.21	17.07
4.501 - 5.000	127	34,428,590.18	18.33
5.001 - 5.500	77	17,439,335.04	9.28
5.501 - 6.000	84	16,766,061.56	8.93
6.001 - 6.500	53	9,163,408.15	4.88
6.501 - 7.000	42	8,136,784.85	4.33
7.001 - 7.500	22	3,083,070.00	1.64
7.501 - 8.000	13	1,854,320.53	0.99
8.001 - 8.500	31	3,003,796.51	1.60
8.501 - 9.000	22	2,363,386.16	1.26
9.001 - 9.500	9	982,044.15	0.52
9.501 - 10.000	5	591,139.43	0.31
10.001 - 10.500	3	191,563.57	0.10
Total:	860	$187,848,893.03	100.00%
Weighted Average: 5.146

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Appliable	192	$35,668,154.64	18.99%
2004-08	1	111,531.97	0.06
2004-09	1	108,000.00	0.06
2004-12	1	160,178.76	0.09
2005-11	5	912,358.64	0.49
2005-12	8	1,995,065.29	1.06
2006-01	70	23,434,704.05	12.48
2006-02	92	28,181,666.94	15.00
2006-03	435	85,995,485.30	45.78
2006-04	18	2,762,088.00	1.47
2006-12	4	1,213,044.11	0.65
2007-01	4	1,474,360.84	0.78
2007-02	4	1,170,554.49	0.62
2007-03	25	4,661,700.00	2.48
Total:	860	$187,848,893.03	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	267	$55,437,049.92	29.51%
1 - 12	44	15,049,954.64	8.01
13 - 24	442	98,170,001.03	52.26
25 - 36	107	19,191,887.44	10.22
Total:	860	$187,848,893.03	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
2/28 Arm	631	$143,661,078.95	76.48%
3/27 Arm	37	8,519,659.44	4.54
Fixed - 15 Year	6	482,489.00	0.26
Fixed - 20 Year	16	1,401,830.12	0.75
Fixed - 30 Year	170	33,783,835.52	17.98
Total:	860	$187,848,893.03	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	145	$32,338,096.11	17.21%
AA	311	78,272,446.56	41.67
AA+	48	13,433,402.42	7.15
B	82	14,509,169.40	7.72
C	23	3,018,400.34	1.61
CC	36	5,188,130.45	2.76
Legacy Program	215	41,089,247.75	21.87
Total:	860	$187,848,893.03	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	783	$183,931,984.51	97.91%
2	77	3,916,908.52	2.09
Total:	860	$187,848,893.03	100.00%